EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of Double Eagle Petroleum Co. (the “Company”) for the quarter ended June 30, 2012, each of Richard Dole, the Chief Executive Officer of the Company, and Kurtis S. Hooley, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1150, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief: (1) the Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)); and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Dated: August 9, 2012

/s/ Richard D. Dole
Richard D. Dole
Principal Executive Officer
Chief Executive Officer

/s/ Kurtis S. Hooley
Kurtis S. Hooley
Principal Financial and Accounting Officer
Chief Financial Officer

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